UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 24, 2005

AMERICA FIRST APARTMENT INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Maryland                                     000-49986                             47-0858301

(State of Formation)                    (Commission File Number)      (IRS Employer Identification Number)

    1004 Farnam Street, Suite 100

               Omaha, Nebraska                                                                            68102

(Address of principal executive offices)                                                        (Zip Code)

                    (402) 444-1630

(Registrants' telephone number, including area code)

               Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Contract

On May 24, 2005, America First Apartment Investors, Inc. (the 'Registrant') entered into a Sale and Purchase Agreement (the 'Purchase Agreement') by and between the Registrant and Tregaron Oaks, LLC, a Nebraska limited liability company ('the Seller') under which the Registrant will acquire a 300-unit apartment complex in Bellevue, Nebraska known as Tregaron Oaks (the 'Property') from the Seller.  The purchase price for the Property will be $19,050,000.  The purchase of the Property under the Purchase Agreement is subject to numerous customary conditions including the satisfactory conclusion by the Registrant of its due diligence review of the Property.  The purchase of the Property is expected to close before August 15, 2005.

There are no material relationships between the Registrant and the Seller.

Item 2.02 Results of Operations and Financial Condition.

On May 26, 2005, the Registrant issued a press release announcing the declaration of a dividend and discussing the Registrants financial results for the first quarter ended March 31, 2005.  A copy of the press release is being furnished herewith as Exhibit 99 to this Current Report on Form 8-K.

The information referenced in Item 2.02. Results of Operations and Financial Condition of this Current Report on Form 8-K (including Exhibit 99 referenced in Item 9.01 below) is being 'furnished' and, as such, shall not be deemed to be 'filed' for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), or otherwise subject to the liabilities of that Section.  The information set forth in Exhibit 99 referenced in Item 9.01 below of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the 'Securities Act'), except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(c)

Exhibits.

(10)      Sale and Purchase Agreement date May 24, 2005, by and between the Registrant              and Tregaron Oaks, LLC, a Nebraska limited liability company.

(99)      Press release dated May 26, 2005, announcing America First Apartment    Investors, Inc.'s declaration of dividend.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA FIRST APARTMENT INVESTORS, INC.

By   /s/ John H. Cassidy

John H. Cassidy, President and Chief Executive Officer

Dated:  May 31, 2005

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